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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  January 6, 1998



                           HEFTEL BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)

        Delaware                      0-24516                 99-0113417
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      Incorporation)                                      Identification No.)

100 Crescent Court, Suite 1777
      Dallas, Texas                                              75201
  (Address of principal                                        (Zip Code)
    Executive offices)

         Registrant's telephone number, including area code:  (214) 855-8882


        ----------------------------------------------------------------------
            (former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          The audit of the Heftel Broadcasting Corporation financial statements as of and for the three month period ended December 31, 1996, was completed on July 2, 1997, by Ernst & Young LLP.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBIT 23.1   Consent of Ernst & Young LLP

          EXHIBIT 23.2   Consent of Ernst & Young LLP

          EXHIBIT 99.1 Consolidated balance sheets of Heftel Broadcasting Corporation as of December 31, 1996 and September 30, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the three month period ended December 31, 1996 and each of the two years in the period ended September 30, 1996, with Independent Auditors' Report dated July 2, 1997.
SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Heftel Broadcasting Corporation
                                        --------------------------------------

                                                  (Registrant)



                                        By:       /s/ Jeffrey T. Hinson
                                                  -----------------------------
                                        Name:     Jeffrey T. Hinson
                                        Title:    Chief Financial Officer
Dated:    January 6, 1998


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                                  INDEX TO EXHIBITS
                                  -----------------

  EXHIBIT NO.                                                            Page
  -----------                                                            ----

EXHIBIT 23.1        Consent of Ernst & Young LLP                           3

EXHIBIT 23.2        Consent of Ernst & Young LLP                           4

EXHIBIT 99.1        Consolidated balance sheets of Heftel Broadcasting     5
                    Corporation as of December 31, 1996 and September
                    30, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the three month period ended December 31, 1996 and each of the two years in the period ended September
                    30, 1996, with Independent Auditors' Report dated
                    July 2, 1997.



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